UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A

Proxy Solicitation of Consents Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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LIBERTY CAPITAL ASSET MANAGEMENT, INC.
(Name of Registrant As Specified In Its Charter)

 (Name of Person(s) Filing Consent solicitation statement, if Other Than the Registrant)

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LIBERTY CAPITAL ASSET MANAGEMENT, INC.
2470 St. Rose Parkway, Suite 314
Henderson, Nevada 89074

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 21, 2010

NOTICE IS HEREBY GIVEN that a Special Meeting of Liberty Capital Asset Management, Inc., a Delaware corporation (the “Company”), will be held on January 21, 2010, at 9:00 a.m.  Pacific Daylight Time at the company’s offices located at 2470 St. Rose Parkway, Suite # 314, Henderson, Nevada 89074, for the purpose of considering and voting upon the following matter:

(1)	To elect three directors of the Company to serve until the next annual meeting and until their successors are elected and qualified;

(2)	To approve the Asset Purchase Agreement between Liberty Capital Asset Management, Inc. and Las Vegas Railway Express;

(3)	To amend the Articles of Incorporation to effectuate a name change from Liberty Capital Asset Management, Inc. to Las Vegas Railway Express;

(4)	To approve the adoption of the amended bylaws of the corporation changing the corporation’s primary business as amended in Proposal 2;

(5)	To amend the Articles of Incorporation to increase the authorized common stock from 75,000,000 to 200,000,000;

(6)	To ratify the appointment of Hamilton P.C., as independent auditors of the Company for the fiscal year ending March 31, 2010; and

(7)	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Our board of directors has fixed the close of business on November 24, 2009 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and at any adjournment or adjournments of the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael A. Barron
Michael A. Barron
Chief Executive Officer

December 18, 2009
Henderson, Nevada

IMPORTANT: YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES, PLEASE PROMPTLY COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE OR FOLLOW THE INSTRUCTIONS PROVIDED FOR VOTING BY PHONE OR VIA THE INTERNET, IF APPLICABLE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT MICHAEL A. BARRON, CEO, AT 702-914-4325.

LIBERTY CAPITAL ASSET MANAGEMENT, INC.
2470 St. Rose Parkway, Suite 314
Henderson, Nevada 89074

PROXY STATEMENT
FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 4, 2010

TABLE OF CONTENTS

THE COMPANY	4

INFORMATION ABOUT SOLICITATION AND VOTING	4

INFORMATION ABOUT THE SPECIAL MEETING	4

PROPOSAL NO. ONE: ELECTION OF DIRECTORS	7

PROPOSAL NO. TWO: APPROVE ASSET PURCHASE AGREEMENT	10

PROPOSAL NO. THREE: AMEND ARTICLES OF INCORPORATION	10

PROPOSAL NO. FOUR: APPROVE AMENDED BYLAWS	11

PROPOSAL NO. FIVE: APPROVE INCREASE IN COMMON STOCK AUTHORIZED	11

PROPOSAL NO. SIX: APPOINTMENT OF INDEPENDENT AUDITORS	12

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	14

OTHER MATTERS	15

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE	15

AVAILABLE INFORMATION	15

THE COMPANY

Liberty Capital Asset Management, Inc.
2470 St. Rose Parkway, Suite 314
Henderson, Nevada 89074
(702) 914-4300

Liberty Capital Asset Management, Inc. (the “Company”) was formed in 2003 as CD Banc LLC with the purpose of acquiring real estate assets and holding them for long-term appreciation. In August of 2007, CD Banc LLC acquired an interest in HCI, a mortgage banking company with 50 FHA lending branches.  On September 30, 2008, the Company’s Board of Directors rescinded the transaction retroactively to January 1, 2008, as consideration for the transaction was never duly executed by the parties.  In September of 2007, CD Banc acquired 4,426 non performing and performing sub-prime mortgage loans from South Lake Capital for a total consideration of $5,015,485. Liberty Capital Asset Management, a Nevada corporation, was formed in July of 2008 as a holding company for certain assets of CD Banc LLC in contemplation of the company going public via a reverse merger into a publicly trading corporation. On November 3, 2008, Liberty Capital Asset Management completed a share exchange and asset purchase agreement with Corporate Outfitters Inc., a publicly-traded Delaware corporation which subsequently changed its name to Liberty Capital Asset Management Inc.  The Company has been actively engaged in generating revenues from re-performing, sale of loans and fee revenue since July 1, 2007.

INFORMATION ABOUT SOLICITATION AND VOTING

Solicitation

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Liberty Capital Asset Management, Inc. (the “Company”) for use at the Special Meeting of Shareholders to be held on January 4, 2010 at 9:00 a.m., Pacific Daylight Time, at 2470 St. Rose Parkway, Suite 314, Henderson, NV 89074 and at any adjournment or adjournments of the special meeting.

The notice of meeting, this Proxy Statement, the enclosed proxy card, our Form 10-Q for the quarters ended June 30, 2009 and September 30, 2009, and our annual report to shareholders for the year ended March 31, 2009 which includes a copy of our Annual Report on Form 10-K for the same fiscal year as filed with the Securities and Exchange Commission (the “SEC”), including financial statements and schedules, but excluding exhibits, are first being sent or given to shareholders on or about December 23, 2009.   We will, upon written request of any shareholder who has not otherwise received a copy of our annual report on Form 10-K for the fiscal year ended March 31, 2009, furnish without charge a copy of that annual report on Form 10-K, including financial statements and financial statement schedules, but excluding exhibits, as filed with the SEC.  Please address your request to Liberty Capital Asset Management, Inc., 2470 St. Rose Parkway, Suite 314, Henderson, Nevada 89074, Attention: Michael A. Baron, Chief Executive Officer.  Exhibits will be provided upon written request and payment of an appropriate processing fee.

INFORMATION ABOUT THE SPECIAL MEETING

WHEN IS THE SPECIAL MEETING?

January 21, 2010, 9:00 a.m. Pacific Daylight Time.

WHERE WILL THE SPECIAL MEETING BE HELD?

The meeting will be held at 2470 St. Rose Parkway, Suite 314, Henderson, NV 89074.

WHAT ITEMS WILL BE VOTED UPON AT THE SPECIAL MEETING?

At the special meeting and any adjournment or adjournments of the special meeting, our shareholders will be asked to consider and vote upon the following matters:

1.	To elect three directors of the Company to serve until the next annual meeting and until their successors are elected and qualified.

2.	To approve the Asset Purchase Agreement between Liberty Capital Asset Management, Inc. and Las Vegas Railway Express.

3.	To amend the Articles of Incorporation to effectuate a name change from Liberty Capital Asset Management, Inc. to Las Vegas Railway Express.

4.	To approve the adoption of the amended bylaws of the corporation changing the corporation’s primary business.

5.	Approve the amendment to the Articles of Incorporation to increase the authorized common Stock from 75,000,000 to 200,000,000;

6.	To ratify the appointment of Hamilton P.C., as independent auditors of the Company for the fiscal year ending March 31, 2010.

7.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

WHO CAN VOTE?

Only holders of record of our common stock at the close of business on November 24, 2009 will be entitled to notice of and to vote at the special meeting and any adjournments of the special meeting.  You are entitled to one vote for each share of common stock held on that date.  On November 24, 2009, there were 17,589,686 shares of our common stock outstanding and entitled to vote.

YOUR BOARD OF DIRECTORS HAS APPROVED THE PROPOSAL SET FORTH HEREIN.

HOW DO I VOTE?

You can vote either by attending the meeting and voting at the meeting or by or by completing, signing and returning the enclosed proxy card as promptly as possible in the enclosed postage-paid envelope.  Proxies should not be sent by the stockholder to the Company, but to Empire Stock Transfer.  A pre-addressed, postage-paid envelope is provided for this purpose.

HOW DO I CHANGE OR REVOKE MY PROXY?

You can change or revoke your proxy at any time before it is voted at the special meeting by:

1.           Submitting another proxy by mail with a more recent date than that of the proxy first given;

2.           Sending written notice of revocation to Liberty Capital Asset Management, Inc. 2470 St. Rose Parkway, Suite 314, Henderson, Nevada, 89074, Attention: Michael A. Baron; or

3.           Attending the special meeting and voting in person.  If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

WHAT IF I SIGN AND RETURN MY PROXY CARD BUT I DO NOT INCLUDE VOTING INSTRUCTIONS?

If you sign your proxy card and return it to us but you do not include voting instructions as to any proposal, your proxy will be voted FOR the amendment to our certificate of incorporation.

 WHAT CONSTITUTES A "QUORUM" FOR THE SPECIAL MEETING?

The holders of a majority of the issued and outstanding shares of the Company's common stock entitled to vote at the special meeting present or represented by proxy, constitutes a quorum.  A quorum is necessary to conduct business at the special meeting.  You will be considered part of the quorum if you have voted by proxy.  Abstentions, broker non-votes and votes withheld from director nominees count as "shares present" at the special meeting for purposes of determining a quorum.  However, abstentions, withholding of a vote and broker non-votes do not count in the voting results.  A broker non-vote occurs when a broker or other nominee (which has voted on one or more matters at the meeting) who holds shares for another does not vote on a particular item because the broker or nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares.

HOW MANY VOTES ARE REQUIRED?

On November 24, 2009, the record date for determination of shareholders entitled to vote at the special meeting, there were outstanding and entitled to vote 17,589,686 shares of our common stock.  The holders of a majority of our common stock issued and outstanding and entitled to vote at the special meeting will constitute a quorum for the transaction of business at the special meeting.  Common stock represented in person or by proxy, including abstentions and broker non-votes with respect to one or more of the matters presented for shareholder approval, will be counted for purposes of determining whether a quorum exists at the special meeting.  Broker non-votes with respect to a particular matter will not be counted as votes in favor of that matter and will not be counted as votes cast on that matter.  Accordingly, broker non-votes will have no effect on the matters specified in the notice of meeting.

•	To elect three directors of the Company to serve until the next annual meeting and until their successors are elected and qualified.

•	To approve an asset purchase agreement between Liberty Capital Asset Management, Inc. and Las Vegas Railway Express.

•	To amend the Articles of Incorporation to effectuate a name change from Liberty Capital Asset Management, Inc. to Las Vegas Railway Express.

•	To approve the adoption of the amended By-Laws of the Corporation changing the corporation’s primary business.

•	Approve the amendment to the Articles of Incorporation to increase the authorized common Stock from 75,000,000 to 200,000,000.

•	To ratify the appointment of Hamilton P.C., as independent auditors of the Company for the fiscal year ending March 31, 2010.

DISSENTER'S RIGHT OF APPRAISAL.

No action will be taken in connection with the proposal described in this Proxy Statement for which Delaware law, our Articles of Incorporation or Bylaws provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder's shares.

HOUSEHOLDING OF PROXY MATERIALS.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” Proxy Statements and annual reports.  This means that only one copy of this Proxy Statement or our annual report may have been sent to multiple shareholders in your household.  We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number:  Liberty Capital Asset Management, Inc. 2470 St. Rose Parkway, Suite 314, Henderson, Nevada, 89074, phone: (702) 914-4300, Attention: Michael A. Baron.  If you want to receive separate copies of our annual report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

SHAREHOLDER PROPOSALS FOR THE ANNUAL MEETING IN 2011.

Written notice of proposals of shareholders submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for consideration at our annual meeting of shareholders in 2011 must be received by us within a reasonable time before the Company begins to print and mail the Proxy Statement in order to be considered timely for purposes of Rule 14a-8 under the Exchange Act.  The persons designated in our proxy card will be granted discretionary authority with respect to any shareholder proposal with respect to which we do not receive timely notice.  Shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in our proxy materials for our annual meeting of shareholders in 2011 must be received by our corporate secretary at our principal offices by June 30, 2010.

OTHER MATTERS.

Our board of directors knows of no other business which will be presented for consideration at the special meeting other than those matters described above.  However, if any other business should come before the special meeting, it is the intention of the person named in the enclosed proxy card to vote, or otherwise act, in accordance with his best judgment on such matters.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

We will bear the costs of soliciting proxies.  In addition to solicitations by mail, our directors, officers and employees may, without additional remuneration, solicit proxies by telephone, facsimile and personal interviews.  We will reimburse these persons for their reasonable expenses in connection with any of these solicitations.  In addition, we will request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy materials to those persons for whom they hold shares and request instructions for voting the proxies, and we will reimburse brokerage houses and other persons for their reasonable expenses in connection with this distribution.

Proposal No. 1
ELECTION OF DIRECTORS

At the Annual Meeting, three directors will be elected, each to hold office (subject to the Company's By-Laws) until the next Annual Meeting of Stockholders and until his or her respective successor has been elected and qualified.  Directors of the Company will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote in the election of directors.

If any nominee listed below should become unavailable as a candidate for any reason, which management does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by the Board of Directors prior to or at the Annual Meeting or, if no substitute is selected by the Board of Directors, for a motion to reduce the number of directors to the number of nominees available.  The information concerning the nominees has been furnished by them to the Company.  Each nominee has consented to being named a nominee for director and has agreed to serve if elected.

The Board of Directors Recommends that the Stockholders Vote FOR the Election of the Three Persons Nominated to the Board of Directors.

Information About Director Nominees

The following table sets forth certain information concerning the nominees, all of whom are presently directors of the Company.

Directors and Executive Officers

The following table sets forth information regarding our executive officers and directors:

Name	Age	Director Since	Office
Michael A. Barron	58	2007	Chief Executive Officer and Chairman
Joseph Cosio-Barron	60	2007	Secretary and Director
Theresa Carlise	51	2009	Chief Financial Officer, Treasurer and Director

Directors hold office for a period of one year from their election at the annual meeting of stockholders and until their successors is duly elected and qualified. Officers are elected by, and serve at the discretion of, the Board of Directors. None of the above individuals has any family relationship with any other.

Michael A. Barron, Chief Executive Officer and Chairman, 58

Mr. Barron has been a developer of new business enterprises for nearly 30 years. Mr. Barron began his career in 1971 where he was the Senior Planner for the City of Monterey and was the HUD liaison for the City’s downtown redevelopment project. He master planned the city’s redevelopment of famous Cannery Row, Fisherman’s Wharf, and was Secretary of the Architectural Review Committee. Mr. Barron was the founder of Citidata, the first electronic provider of computerized real estate multiple listing service (MLS) information in the nation from 1975 to 1979. Citidata became the nation’s largest provider of electronic real estate information and was sold to Moore Industries in 1979. In June 1979, TRW hired Mr. Barron to develop its real estate information services division (TRW/REIS) that acquired 11 companies in the field and eventually became the world’s largest repository of real estate property information - Experian. In November 1988, he founded and served as President, until 1992, of Finet Holdings Corporation (NASDAQ:FNCM), a publicly traded mortgage broker and banking business specializing in e-mortgage financing on site in real estate offices and remote loan origination via the Internet (www.finet.com). The company was publicly traded and maintained a market capitalization of $500 million. From March 1995-1998, Mr. Barron pioneered the first nationwide commercially deployed video conference mortgage financing platform for Intel Corporation which as a licensed mortgage banker and broker in 20 states funded over $1 billion in closed loans. He later went on to serve as CEO for Shearson Home Loans and founded Liberty Capital, a $100 million asset management company based in Las Vegas, Nevada. Mr. Barron holds a B.S. degree from California Polytechnic University and has completed courses in the MBA program at UCLA.

Joseph A. Cosio-Barron , Secretary and Director, 60

Prior to joining the Company from 1996-2002 Mr. Cosio-Barron served as the Managing Partner and President of CBS Consultants, Inc. a financial firm offering highly specialized services in Securities compliance, development and lending for hotels, resorts, and casinos. From 1991-1996 he served as the Executive Vice President of Finet Holdings Corporation, a Delaware Corporation. As Executive Vice President, he was entirely responsible for all securities compliance and legal affairs. From 1980-1990 he served as President of Terra West Construction, a company, which he founded which in addition to building single-family subdivisions, strip, centers, duplex and four plex units also developed syndications and formed limited partnerships for large-scale developments throughout California. From 1973-1980, he served as Senior Vice-President of Multi-Financial Corporation, a real estate investment firm that both owns and manages commercial, retail, and residential income properties in Northern California. Mr. Cosio-Barron holds a BA in Business Management, San Francisco State College, and a Law Degree from Golden Gate University.

Theresa Carlise, Chief Financial Officer, Treasurer and Director, 51

Ms. Carlise joined the Company on December 1, 2009. Ms. Carlise has an extensive background as a CFO and Director of a NASDAQ traded music retail distribution company, which had revenues in excess of $200,000,000, located in 38 states and employed over 2,000 employees for a period of 16 years. Prior to her employment she has served as a CFO for Shearson Financial Network, a retail mortgagor engaged in providing mortgage banking services. Ms. Carlise earned a B.S. degree in Finance, with a minor in Economics at Indiana University of Pennsylvania.

SUMMARY COMPENSATION TABLE

Name and Principal Position		Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Michael A. Barron Chief Executive Officer and Chairman	2009 2008 2007	$120,000 $90,000 --	-- -- --	-- -- --	-- -- --	-- -- --	-- -- --	-- -- --	$120,000 $90,000 --
Joseph Cosio-Barron Secretary and Director	2009 2008 2007	$120,000 $90,000 --	-- -- --	-- -- --	-- -- --	-- -- --	-- -- --	-- -- --	$120,000 $90,000 --
Theresa Carlise CFO, Treasurer and Director (Appointed December 1, 2009)	2009 2008 2007	-- -- --	-- -- --	-- -- --	-- -- --	-- -- --	-- -- --	-- -- --	-- -- --
Lee Shorey Chief Financial Officer, Secretary and Treasurer (Resigned December 1, 2009)	2009 2008 2007	$75,000 $56,250 --	-- -- --	-- -- --	-- -- --	-- -- --	-- -- --	-- -- --	$75,000 $56,250 --

Employment Agreements

Our employment agreement with Michael Barron requires him to perform the duties of Managing Director - at an annual salary of $120,000.  He received 1,000,000 shares of restricted stock, which vests ratably on a monthly basis during the first two years of the term of the agreement.  He also received an option to purchase 1,000,000 shares of common stock at a price of $0.50 per share.  On December 1, 2009, the outstanding stock options were cancelled.  In addition, Mr. Barron is entitled to receive a performance bonus if our actual revenues and net income equals or exceeds projected revenues and net income.  His performance bonus will be equal to the percentage of his annual salary equal to 50% plus the percentage by which actual income exceeds projected income.  He is entitled to the same benefits afforded to other executives.  He is also entitled to a car allowance of $1,000 per month.  His employment agreement provides that if we terminate him without cause, he is entitled to receive a lump sum payment equal to twice his annual salary plus the present value of a performance bonus computed on the basis that we achieve all of our performance targets.  Mr. Barron’s employment agreement commenced as of January 1, 2008.

Our employment agreement with Joseph Cosio-Barron requires him to perform the duties of Managing Director – Legal at an annual salary of $120,000.  He received 1,000,000 shares of restrictive stock, which vests ratably on a monthly basis during the first two years of the term of the agreement.  He also received an option to purchase 1,000,000 shares of common stock at a price of $0.50 per share.  On December 1, 2009, the outstanding stock options were cancelled. In addition, Mr. Cosio-Barron is entitled to receive a performance bonus if our actual revenues and net income equals or exceeds projected revenues and net income.  His performance bonus will be equal to the percentage of his annual salary equal to 50% plus the percentage by which actual income exceeds projected income.  He is entitled to the same benefits afforded to other executives.  He is also entitled to a car allowance of $1,000 per month.  His employment agreement provides that if we terminate him without cause, he is entitled to receive a lump sum payment equal to twice his annual salary plus the present value of a performance bonus computed on the basis that we achieve all of our performance targets.  Mr. Cosio-Barron’s employment agreement commenced as of January 1, 2008.

No members of the Company’s board are independent.  There were two independent directors on the Company’s board during 2009.

Proposal No. 2
TO APPROVE AN ASSET PURCHASE BETWEEN LIBERTY CAPITAL ASSET MANAGEMENT, INC. AND LAS VEGAS RAILWAY EXPRESS.

Before you is a proposal to change dramatically the nature and primary business of our company. We are asking you to approve an acquisition of a completely different business into our public company and to take on substantial dilution in order to do so. In this letter we will outline in some detail why we think this bold move is necessary and why we want you to support it. The business we want to acquire is Las Vegas Railway Express (LVRE) and it is in the business of providing passenger rail service over existing railroad tracks between Los Angeles and Las Vegas. The company is a start-up with no revenues and few assets on its balance sheet. It does, however, have what we believe is a world class business plan and a management team uniquely suited to bringing this project to reality. The revenue potential is substantially greater than our current business model and is not entangled with government intervention such as we have seen in the financial services/mortgage industry of late. As a start-up there are risks, but management believes that a combination with the assets of Liberty would substantially reduce those risks and increase the chances of success for LVRE.

EFFECTIVE DATE

The Asset Purchase Agreement between Liberty Capital Asset Management, Inc and Las Vegas Railway Express will become effective upon the filing of the approval of the Shareholders.

VOTE REQUIRED

The affirmative vote of holders of a majority of the shares of Common Stock entitled to vote at the meeting will be required to approve.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors Recommends that the Stockholders Vote FOR the Approval of the Asset Purchase Agreement between Liberty Capital Asset Management, Inc. and Las Vegas Railway Express.

Proposal No. 3
TO AMEND THE ARTICLES OF INCORPORATION TO EFFECT A NAME CHANGE FROM LIBERTY CAPITAL ASSET MANAGEMENT, INC. TO LAS VEGAS RAILWAY EXPRESS.

We are asking that pursuant to the asset purchase agreement, that the name of the corporation be changed to Las Vegas Railway Express. Management feels that this change benefits the visibility of the company’s trading securities and will represent the new core business of the company going forward.

EFFECTIVE DATE

The name change will become effective upon the filing of the documentation with the Delaware Secretary of State.

VOTE REQUIRED

The affirmative vote of holders of a majority of the shares of Common Stock entitled to vote at the meeting will be required to approve the name change.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors Recommends that the Stockholders Vote FOR the Corporation Name Change from Liberty Capital Asset Management, Inc. to Las Vegas Railway Express.

Proposal No. 4
TO APPROVE THE ADOPTION OF THE AMENDED BYLAWS OF THE CORPORATION.

Pursuant to the enactment of the asset purchase agreement in Proposal No. 2, Management is recommending that the bylaws be amended to reflect the incorporation of LVRE as the company’s primary business.

EFFECTIVE DATE

The amended bylaws will become effective upon the filing of the documentation with the Delaware Secretary of State.

VOTE REQUIRED

The affirmative vote of holders of a majority of the shares of Common Stock entitled to vote at the meeting will be required to approve the amendment to the Articles of Incorporation.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors Recommends that the Stockholders Vote FOR the Adoption of the Amended By Laws of the Corporation Changing its Primary Business as Reflected in Proposal No. 2.

Proposal No. 5
TO APPROVE THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK FROM 75,000,000 TO 200,000,000

We are proposing to amend our Articles of Incorporation to increase the authorized common stock from 75,000,000 shares to 200,000,000 common shares (referred to hereafter as the “Authorized Shares Amendment”).  The text of the Authorized Shares Amendment is included in this Proxy Statement as Exhibit A.  Currently, we have 75,000,000 shares of common stock authorized, of which 17,589,686 are issued and outstanding as of the record date.

The Authorized Shares Amendment will be implemented by filing the Amended Articles of Incorporation with the Secretary of State of Delaware (the “Certificate of Amendment”).  Following the Authorized Shares Amendment, the number of shares of the Company’s capital stock will be as follows:

	Common Stock		Preferred Stock
	Authorized	Outstanding	Authorized	Outstanding

Pre Authorized Shares Amendment	75,000,000	17,589,686	-0-	-0-
Post Authorized Shares Amendment	200,000,000	37,589,686	-0-	-0-

REASON FOR AMENDMENT

The Company will need additional common shares to develop its business.  The unissued shares of Common Stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including issuance of shares in connection with financing or acquisition transactions, the issuance of shares in connection with stock dividends and the issuance of reservation of Common Stock for equity awards to employees, officers, consultants and directors.

The Authorized Shares Amendment was not purely adopted as a result of management’s knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, solicitation in opposition to management or otherwise.  As of the date of this Proxy Statement, our charger and bylaws contain no previsions having an anti-takeover effect, the adoption of the Authorized Shares Amendment is not part of a plan by management to adopt a series of such amendments, and management does not intend to propose other anti-takeover measures.

EFFECT OF THE PROPOSAL/ADVANTAGES AND DISADVANTAGES

The Authorized Shares Amendment will permit our Board of Directors to authorize the issuance of shares without the necessity and related costs and delays of either calling a special stockholders’ meeting or waiting for an annual meeting of stockholders in order to increase the authorized capital.

Generally, the availability of additional authorized and unissued shares of common stock could make attempts to gain control of the Company or the board more difficult, costly or time consuming and the availability of additional authorized and unissued shares might make it more difficult to remove management.  For example, although the board currently has no intention of doing so, shares of common stock could be issued by the Board to dilute the percentage of common stock owned by a significant stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the board or to meet the voting requirements imposed by Delaware law with respect to a merger or other business combination involving the Company.

EFFECTIVE DATE

The Authorized Shares Amendment will become effective upon the filing of the Authorized Shares Amendment with the Delaware Secretary of State.

VOTE REQUIRED

The affirmative vote of holders of a majority of the shares of Common Stock entitled to vote at the meeting will be required to approve the amendment to the Articles of Incorporation to increase the number of authorized shares of the Company’s Common Stock.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors Recommends that the Stockholders Vote FOR the Amendment of the Articles of Incorporation to Increase the Number of Authorized Shares of the Company’s Stock from 75,000,000 to 200,000,000.

Proposal No. 6
APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors will request that stockholders ratify the appointment of Hamilton P.C. as the Company’s independent auditors to examine the financial statements of the Company for the year ending March 31, 2010. The firm of Hamilton P.C. has served as the Company’s public accountants since August, 2009.  A representative of Hamilton P.C. will not be present at the Annual Meeting.

On August 10, 2009, the Company engaged Hamilton, PC, as the independent accountant to act as the principal accountant to audit the Company’s financial statements.  The Company did not consult with Hamilton, PC, Inc. on the application   of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or any disagreements or a reportable event.  Hamilton P.C. has been paid a total of $10,000, for the quarterly reviews of the financial statements for the periods ended June 30 and September 30, 2009, respectively. No other fees have been paid for any other services.

The Company’s Board of Director had accepted the resignation of Pollard Kelley Auditing Services, Inc. on August 10, 2009. The reports of Pollard Kelley Auditing Services, Inc on the Company’s financial statements for the fiscal years ended March 31, 2009 and March 31, 2008, were not otherwise qualified or modified as to uncertainty as to audit scope or accounting principles nor did they contain an adverse opinion.

During  the Company’s March 31, 2009 and 2008 and the subsequent interim  period  through  August 10, 2009,  there  has  been; no adverse opinion, disclaimer of opinion, modification or qualification no disagreements  with  Pollard Kelley Auditing Services, Inc  on any  matter  of  accounting principles or practices, financial  statement  disclosure, or auditing scope  and  procedure,  which disagreements, if not  resolved  to  the satisfaction of Pollard Kelley Auditing Services, Inc, would have caused Pollard Kelley Auditing Services, Inc to  make reference to the  subject  matter  of  the  disagreements  in connection with its report on the financial statements for such year.

For the fiscal years ended March 31, 2009 and March 31, 2008, Pollard Kelley Auditing Services Inc. performed the services listed below and was paid the fees listed below for the fiscal years ended March 31, 2009 and 2008.

Audit Fees.  Pollard Kelley Auditing Services Inc. was paid approximately $18,744 for the fiscal year ended March 31, 2009, for professional services rendered for the audit of the Company's annual financial statements and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q. Pollard Kelley Auditing Services Inc. was not paid any additional fees for the fiscal year ended March 31, 2009 for assurance and related services reasonably related to the performance of the audit or review of the Company's financial statements tax or other fees.

The Company does not have an audit committee.

The Board of Directors Recommends that Stockholders Vote FOR the Ratification of the Appointment of Hamilton P.C., as Independent Auditors of the Company.

IN THEIR DISCRESSION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJUOURNMENTS THEREOF.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of November 24, 2009 by (a) each of the Company's directors and executive officers, (b) all of the Company's directors and executive officers as a group and (c) each person known by the Company to be the beneficial owner of more than five percent of its outstanding common stock.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)	% of Common Stock Beneficially Owned (3)
JMW Fund, LLC (4)	2,584,477	14.7%
Allegheny Nevada Holdings Corporation (5)	2,402,728	13.7%
San Gabriel Fund, LLC (4)	1,421,694	8.1%
Jameson Capital (6)	1,350,000	7.7%
CBS Consultants Inc. (7)	1,296,729	7.4%
Joseph Cosio Barron, Secretary and Director (3)	524,615	3.0%
Theresa Carlise, CFO, Treasurer and Director	45,000	0.3%
All Officers and Directors as a group (3 persons)	4,269,072	24.3%

(1)      The address of each of the beneficial owners is 2470 St. Rose Parkway, Suite 314, Henderson, Nevada 89074, except as indicated.

(2)      In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable, or become exercisable within 60 days are deemed outstanding. However, such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person.

 (3)     Based on 17,589,686 shares outstanding as of November 24, 2009, plus the number of shares, which the beneficial owner has the right to acquire within 60 days, if any, as indicated in footnote (2) above.  Currently there are no options outstanding for the beneficial owner to acquire.

(4)      The address is 4 Richland Place, Pasedena, CA  91103

(5)      Mr. Barron, CEO and Director, is a principal of the corporation and as such his ownership is included in Directors and Officers as a group.

(6)      The address is 4328 w. Hiawatha Drive, Spokane, WA 99208.

(7)      Mr. Cosio Barron, Secretary and Director, is a principal of the corporation and as such his ownership is included in Directors and Officers as a group

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

No members of the Company’s board are independent.  There were two independent directors on the Company’s board during 2009.

The Company’s CEO and Director, Michael A. Barron advanced the Company a total of $415,508 for the year ended March 31, 2009. The Company made payments of $223,272 towards the advance leaving a balance at March 31, 2009 of $192,236. The note bears interest at 12% per annum and is secured by substantially all the assets of the corporation.

Mr. Barron is the sole owner of Allegheny Nevada Corporation, which is a 13.7% beneficial owner of the Company’s common stock.

Joseph Cosio-Barron, Secretary and Director, has a 50% interest in CBS Corporation, which is a 7.4% beneficial owner of the Company’s common stock.

OTHER MATTERS

Our board of directors does not intend to present to the meeting any matters not referred to in the form of proxy. If any proposal not set forth in this Proxy Statement should be presented for action at the meeting, and is a matter which should come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

This Proxy Statement incorporates by reference the documents listed below, which contain important business and financial information. This means that we can disclose information to you by referring you to other documents filed separately with the Securities and Exchange Commission (“SEC”). The information incorporated by reference is considered a part of this Proxy Statement, except for any information superseded by information contained in this Proxy Statement.

The following documents are incorporated by reference into this Proxy Statement:

•	Form 8-K, Entry into a Definitive Agreement, as filed on November 24, 2009;
•	The Company's Quarterly Report on Form 10-Q for the period ended September 30, 2009, as filed on November 16, 2009;
•	Form 8-K, Changes in Registrants Independent Accountant, as filed on August 19, 2009;
•	The Company's Quarterly Report on Form 10-Q for the period ended June 30, 2009, as filed on August 14, 2009; and
•	The Company's Annual Report on Form 10-K for the year ended March 31, 2009, as filed on July 15, 2009.

Any statement contained in a document incorporated by reference in this Proxy Statement will be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in this Proxy Statement or any other subsequently filed document that is incorporated by reference into this Proxy Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

The Company's most recent Form 10-K is included in our annual report to shareholders, which is enclosed with this Proxy Statement.

AVAILABLE INFORMATION

We are currently subject to the information requirements of the Exchange Act and in accordance therewith file periodic reports, Proxy Statements and other information with the SEC relating to our business, financial statements and other matters. Copies of such reports, Proxy Statements and other information may be copied (at prescribed rates) at the public reference room maintained by the Securities and Exchange Commission at 100 F Street NE, Washington DC 20549. For further information concerning the SEC's public reference room, you may call the SEC at 1-800-SEC-0330. Some of this information may also be accessed on the World Wide Web through the SEC's Internet address at http://www.sec.gov.  This information is also available on the Company’s web site at http://www.libcapital.com.

Requests for documents relating to the Company should be directed to:

Michael A. Barron
Chief Executive Officer
Liberty Capital Asset Management, Inc.
2470 St. Rose Parkway, Suite 314
Henderson, Nevada 89074
(702) 914-4300

Our board of directors hopes that shareholders will attend the special meeting. Whether or not you plan to attend, you are urged to complete, date and sign the enclosed proxy card and return it in the accompanying envelope or follow the instructions provided for voting by phone or via the Internet, if applicable. Prompt response will greatly facilitate arrangements for the meeting, and your cooperation is appreciated. Shareholders who attend the meeting may vote their shares personally even though they have sent in their proxy cards or voted by phone or the Internet.

By Order of the Board of Directors

/s/ Michael A. Barron
Michael A. Barron, Chief Executive Officer

Date: December 18, 2009

December 23, 2009
Dear Shareholders:

Before you is a proposal to change dramatically the nature and primary business of our company. We are asking you to approve an acquisition of a completely different business into our public company and to take on substantial dilution in order to do so. In this letter we will outline in some detail why we think this bold move is necessary and why we want you to support it. The business we want to acquire is Las Vegas Railway Express (LVRE) and it is in the business of providing passenger rail service over existing railroad tracks between Los Angeles and Las Vegas. The company is a start-up with no revenues and few assets on its balance sheet. It does, however, have what we believe is a viable business plan and a management team uniquely suited to bringing this project to reality. The revenue potential is substantially greater than our current business model and is not entangled with government intervention such as we have seen in the financial services/mortgage industry of late. As a start-up there are risks, but management believes that a combination with the assets of Liberty would substantially reduce those risks and increase the chances of success for LVRE.

To understand what has brought us to entertain this radical shift in emphasis, some recent background review is in order. Most of this information was contained in our recent 10K, but bears review once again.

Capital Environment in 2008/2009

A key component to the company’s business plan for growth was the attraction of new investment partners to provide capital such that new pools of toxic assets may be purchased.  As investor confidence began to wane during 2008, the capital markets which Liberty depended upon to supply it with new capital for acquisitions, began to dry up. Hedge funds are traditional resources for capital asset firms such as Liberty, to source for investment capital to acquire new assets at a discount and then restore those assets to a more valuable status & thus a potential for profit for the company could be made. During 2008 and the first part of 2009, the company visited with numerous hedge funds and received general commitments for funding to acquire pools of mortgages according to the Liberty formula. Liberty actually executed an agreement with Silar Advisors to fund up to $50 million in capital for pool acquisitions. Market conditions have retarded Silar’s investment ability and only a nominal amount of the allocation has been used.

Axiom Capital was hired by Liberty on a referral by a Liberty shareholder and meetings were set up and attended. The company secured several letters of intent & term sheets which totaled in excess of $100 million in funding to be delivered to Liberty Capital during 2008 & 2009. None of the funds were placed with the company.  Silar did purchase shares of stock in the company comprising 4.9% of the company and has purchased a small amount of pools from Liberty.

With the hedge funds weighted down with non-performing toxic assets and calls for redemptions by their investors, the hedge fund sources for capital dried up last year. Economic uncertainty and the doubt of a new national election put capital expenditures on hold.

Federal Regulation and “Bail-Out” Effects

With the election of the new Democratic President and Congress came additional impacts to the business environment Liberty operated in last fiscal year. The government’s announcement of cash aid to purchase toxic mortgage assets from ailing lenders virtually dried up the source of cheap product to Liberty’s business model. Many lenders who were willing to sell toxic mortgage pools suddenly withdrew their sales and opted to hang on to the assets so they could sell them to the government at better prices than the free market was willing to pay.  In addition to this practice, the government also began to pass legislation which forced lenders who held foreclosed or soon to be foreclosed properties to extend the time it would take them to recover their assets. The effect of this is that any pool which Liberty would be bidding on would have typically 30% of those assets go to foreclosure. Once foreclosed, Liberty would resell the property for a profit. Historically and prior to this legislation, Liberty had been yielding approximately 70+% returns on REO (foreclosed and recaptured) properties. With the new legislation, recapture periods went from an average of six months to over two years. That turns a 70% return into a 17% return. Investors considered this type of asset too risky given the government interference and capital for toxic assets dried up. Further, assets the government had acquired at premium prices were made available to be repurchased by institutions if qualified. To qualify for Federal sharing funds for these purchases, a company must prove tangible liquid assets of at least $100 million. Liberty could never qualify having only $ 5 million on our balance sheet.

The new administration also changed the FHA financing requirements for borrowers. Before 2009, FHA did not require a minimum FICO score (a rating system which establishes credit worthiness) for new borrowers, but rather only required that a new borrower had remained current with his payments for the previous twelve months. This allowed borrowers with sub standard credit to continue to receive home loans to purchase or refinance even if their credit profile was impaired. Most of the borrowers who are in the Liberty pool of assets fall into this category. The administration now requires that new borrowers must have at least a 600 FICO score to be considered for approval by FHA. This is a substantial change in the regulations governing FHA loans and a severe blow to the Liberty business model. The Liberty model assumes sub standard credit borrowers would still be able to re-finance out of their loans into new FHA loans once the Liberty modified loans had been held for twelve months.

In addition to the restrictive credit requirements, FHA also changed their minimum refinance limit to a minimum of $50,000. Many of the loans Liberty owns are less than $50,000 which means that this new requirement forces Liberty borrowers who wish to refinance will need to find sources elsewhere than FHA.

Our Plan

 It is the company’s assessment that the combination of economic uncertainty, bankruptcies of major financial institutions such as Lehman Bros. and massive government bailouts and restructuring of others such as AIG, together with harsh government regulations for mortgage holders, has led to the operating environment where the original business model for Liberty is not very attractive in the public markets. Although Liberty’s management has posted consistent operating profits since inception and maintains a $2.4 million tangible net worth, our stock has fallen 97% over the last year and attracts very little interest. We believe it is because of the economic issues stated above. Acquisition and disposal of toxic mortgage assets just should not be a public company. Hence our search to find a better “story” for the company’s public trading infrastructure which could potentially raise interest for new shareholders and hopefully create better value. This is what has led us to LVRE and although a start-up and no operating revenue or assets, has a compelling plan. They are currently working with Amtrak pursuant to Amtrak’s correspondence with the company towards developing operating parameters for Amtrak to haul LVRE’s “X” Train. LVRE has met with both major Class 1 railroads Union Pacific & BNSF and is pursuing agreements there to run it’s passenger service over their tracks. Rail car acquisition is being negotiated with Transportation Management Services and for procurement of a 17 car passenger trainset before year end. Progress is being made towards making this a reality. Herewith their business summary as follows and why we like it:

Las Vegas Railway Express
Business Overview

Las Vegas Railway Express www.lasvegasrailwayexpress.com is a passenger rail service travel company transporting travelers between Los Angeles and Las Vegas over conventional existing railroads. Our strategy is to capture a segment of the 12,000,000 annual automobile travelers between Los Angeles and Las Vegas by providing a more leisurely passenger rail option for the visitors who currently travel between the two areas.  The planned service will be a Vegas style excursion which will begin when passengers board the train in Los Angeles. Each train will run one roundtrip per day, 5 days per week and will produce top line revenue of $46 million annually. We plan to have 10 trains running per week by the end of our 5th year of operations with revenue approaching $425 million annually.

We will operate a single travel route marketed primarily to a leisure traveler from the Southern California basin and enabling us to sell rail travel as a stand alone operation and bundled with hotel rooms and other travel related services. Our unique travel option will offer a diversified product that will set us apart from travel related options of automobile and air.

Our business model will provide several revenue streams:

•	Scheduled travel service revenue will consist of rail fares between Los Angeles and Las Vegas.

•	Food and Beverage revenue will consist of offerings not associated within the current travel markets using famous world class chefs now associated with Las Vegas.

•	Corporate and Captive Marketing will consist of car offerings for the increasingly growing convention business.

•	Retail will consist of the traditional souvenir and gift shop model associated with branded companies.

•	Ancillary revenue will be generated from the sale of hotel rooms, tour packages, golf outings and other de-bundling of products normally associated within the purchase price of travel tickets.

Business Strategy

The following are the key elements to our strategy:

Capture and divert current automobile travelers.  95% of the 12,000,000 annual visitors from Southern California/Las Angeles market drive to Las Vegas. In order to fill our “X” Train, we need only to divert/convert 172,000 from their car to the train or just 1.6% of the total.

We do not need to create a marketplace. It is already there. Our goal is simple….give these drivers a reason to ditch their cars and use the “X” Train.

Extend the Las Vegas experience.  Travel time currently totals an average of between 8 to 12 hours going to and from the two areas. It is our goal to take this time and extend our travelers amenity experience while on board our “X” Train. In other words, our car design, food and beverage offerings and entertainment will reflect what our travelers are wanting from their trip to Las Vegas. It will add another day to their leisure time.

Drive ancillary revenue while traveler is on board.  As the traditional pricing model changes to accommodate the new economic environment, we plan to capitalize on the customer’s acceptance of this model and drive a higher margin product through our business. For example, Allegiant Air currently collects over 23% of its top line business through services not tied to their actual core competency (The physical moving of its passengers between destinations). Our strategy is to double this revenue stream. We see our partnership with a highly renowned celebrity chef in operating our food and beverage offering adding significant top line results. In addition, we see a considerable bottom line strategy of partnerships with the many hotel/casino companies in selling their rooms, shows, and other entertainment options while with us.

Financial partnerships with host railroads to deliver On Time Performance.  Currently there is really one option for intercity passenger rail service, Amtrak. It’s not a secret that the host railroads do not like to do business with Amtrak, even when incentives are put into place to reward their cooperation in meeting the stated travel times between destinations. There are many reasons for the less than stellar on time results, none the least of which being the host railroads loose money accommodating Amtrak. The result has been very poor on time performances that has not only damaged the Amtrak brand, but given customers a tangible reason not to ride. Our strategy and our operating budget reflect our commitment to have the host railroads treat us as they would any other freight shipment they make. In other words, we are prepared to compensate the host railroad so that they actually make money ensuring we can meet our stated travel time.

Sales and Marketing

Sales   It is our strategy to book all travel related sales through a proprietary website similar to the many sites currently on the web. Additionally we will position sales/ticket kiosks in all depots/stations where we will depart and arrive. We will not employ third party distributors such as Expedia or Travelocity so we can keep our costs low.

We will also sell our rail transportation that can be packaged at the passenger’s discretion with other products such as hotels, show tickets, golf outings and tour packages. Retail will be available in all sales channels. We will also offer corporate and captive marketing cars as well. This direct relationship will enable us to engage continuously in communications with our customers which we feel will benefit us in the long run and assist in driving our ancillary income.

Marketing   As mentioned, our potential customers number over 12,000,000 with a needed capture rate of just 1.6%. With our departure point (or points) within Los Angeles, we anticipate little need to market outside this area. We will allocate several million dollars in our Pre-Opening budget for the purpose of reaching these customers, a major portion of which will be spent focusing attention on our primary customers traveling on the I-15 Corridor. We also anticipate and have plans in place to capitalize on the”buzz” of our announcement with placements of productive editorials and public relations efforts. Outside billboards will play a major role in getting our product out there.

Pricing, Revenue Management and Ancillary Revenue

Our introductory price point of $99 round trip is designed to stimulate demand against the cost of driving to and from Las Vegas. We feel we can maximize our pricing (and cost control) with a dynamic revenue management system that will be easy to execute, most notably the fact that we will have just one train traveling round trip for just five days a week. On positive trends we can add additional capacity or raise prices and on lower than anticipated demand we can reduce the number of seats available by reducing our cars. Most important to note is our revenue penetration for ticket sales is under 45% of total revenues. In order for our model to become successful, we need to fill the available capacity as best we can. Positive demand and pricing will result in almost 100% flow through while a negative demand will prove less so.

Train ticket sales and other amenity revenue are both profit centers for the company. Our food and beverage offerings will be among the best, if not the best, in the travel industry. Combine the facts our customers will be “captive” for five hours and with a world famous chef serving drinks and food, we see a real opportunity to drive our top line.

We realize some of our potential customers may bring their own food and beverages on board and we will not discourage it (with the exception of alcoholic beverages) but we are extremely confident our food quality and its high perceived value will diminish the long term effect of passengers bringing their own food. In fact, we think the convenience factor will discourage this option once our passengers taste our food.

We believe the traveling public has now shifted their attitude towards add on pricing as evidenced by the recent revenue announcements of all major airline companies. We believe we can drive this revenue stream by offering services such as pre assigned seating, travel pillows, blankets etc. at a nominal price and one that our customers can choose for the value they place on the offerings.

Among our Senior Team members are executives with over 100 years of combined Las Vegas casino and hotel experience. We will leverage this experience and frankly the contact base these executives have amassed in order to produce numerous and profitable alliances when packaging our train service with other travel options (rooms, shows, etc.).

Our Competitive Strengths

We have a business model that focuses on one of the most sought after travel destinations within the United States with a built in marketplace of over 12,000,000 travelers. We feel strongly that the following strengths will allow us to offer a very competitive advantage in this market:

Product.   There has been no passenger rail service between these two demographic areas for almost 40 years. Two primary reasons why passenger train service has not been offered: the time advantage of traveling by other means and the profit expectation was never realized.

All cars will be outfitted with the “latest and greatest” information technology including power outlets at each seat and WI-FI access throughout the train.

For our business travelers, we will have one and possibly two cars that will cater to their wants and needs. Offered and sold much like stadium luxury boxes, each car can be outfitted to each company’s needs, be it for a board meeting or product demonstration. Our product will be considered “new” and our focus on the amenities associated with this travel experience will differentiate ourselves. No other travel option will afford its customers the experience and comfort of our accommodations. In fact, we know of very few, if any, travel dining options offered by a world renowned chef.

Finally, there is no direct competition for the product we are offering. We will be the only passenger train service between the two areas and although non direct competition from air and auto travelers are present, we need only 1.6% market penetration to fill our initial train to its capacity. To reach our goal of 10 trains per week, we need convert only 16% of the drive traffic between LA & Las Vegas.

Established Marketplace.

The two demographic areas have significantly grown their population bases without the needed automobile infrastructure growing with it. 95% of all Las Vegas travelers from the Southern California basin drive to Las Vegas using the I-15 corridor. The population growth has exponentially driven the amount of time to drive between the two demographic areas to well over 4 hours and in many cases (especially the traditional weekend visitor) the drive can’t be made less that 5 hours. Our train option will make this distance within this window, eliminating the time advantage driving use to have over passenger rail. Second, for a variety of reasons, the route itself did not lend itself to making money. We feel our business model (as will be discussed later) will return a profit that is more than three times that of traditional travel options between the two areas. Among other statistics (LVCVA 2008 Southern California Profile):

•	59% of Southern California visitors visit more than once a year.

•	30% of Southern California visitors visit for vacation or pleasure.

•	19% of Southern California visitors visit for the sole purpose of gambling.

•	12% of Southern California visitors visit for business.

•	29% of Southern California visitors travel with more than 2 people in their party.

•	Stay for a mean of 2.8 nights and 3.8 days.

•	38% pay a regular room rate.

•	Spend an average of over $101 per room night.

•	Spend an average of over $231 for food and beverage.

•	Spend an average of over $17 for local transportation.

•	71% decide on what show to see after they arrive in Las Vegas.

•	85% gamble.

•	Spend an average of $532 gambling with 23% spending $600 or more.

•	71% are employed.

•	19% are single, 72% married.

•	54% are younger than 50 years of age with 61% between the ages of 30 and 60.

•	25% earn between $60,000 and $80,000.

•	42% earn more than $80,000.

Capacity Management.

We are starting out with five (5) roundtrips a week per train. Our capacity is nearly 700 passengers a day. If demand fluctuates, we have the ability to add or subtract cars to meet the demands of each day. By year five, we plan to have 10 trains operating each week transporting nearly 2 million passengers per year and accounting for nearly $500 million in revenue to our company annually.

High Margin Ancillary Revenue Stream.

Traditional travel options have included many amenities into its pricing models. With recent disruptions of our economy and commodity costs, the airline industry has begun to unbundle this pricing model to its benefit. In fact, several young airline companies have ditched this pricing model in favor of an “a la carte” pricing model with little traveler resistance. Our business plan incorporates this new pricing formula and takes it up a level, most noticeably with food and beverage. Better, most of our ancillary revenue will command very high margins with low operating costs driving our profitability.

Low Operating Costs.

Most transportation travel companies have very high fixed and variable costs associated with operating their businesses (Union labor and fuel) and can comprise up to 70% of all of their operating costs. With the exception of crews actually operating the locomotives, we will not have a unionized work force. Further, our model projects a stabilized cost associated with hauling our train comprising of negotiated rates with the host railroads (including fuel) and our overall operating costs will be around 50% of revenues, almost 20 to 25 percent less than other travel companies. Corporate overhead is minimal.

Experienced Management Team.

The Las Vegas Railway Express is comprised of experienced and motivated individuals who have extensive background in all areas of our operation including travel, gaming, marketing, development and finance.

Liberty Capital Environment & Plan for Equity Appreciation

The prospects of having Liberty secure new financing to acquire toxic mortgage pools in such a way as to create large operating profits is no longer possible given the current environment. When Liberty acquired the South Lake Capital pool, which most of you were investors, it was thought that stock appreciation would create a recovery in value from the losses sustained when South Lake purchased the original loan pool. Although Liberty did post operating profits, the markets never rewarded us with a sufficient market capitalization such that we could acquire more pools. The business has reached the dead end. We can leverage what we do have into a fresh start with hopefully, a better, more compelling story that will attract shareholder support and lead to stock appreciation.

The proposed transaction is that Liberty will issue to the existing shareholders of LVRE 20 million new shares in exchange for 100% of the LVRE assets, intellectual property according to a performance schedule as follows:
•	4 million shares upon execution of the agreement to acquire LVRE
•	2 million shares upon LVRE securing an operating agreement with Union Pacific Railroad
•	2 million shares upon LVRE securing an operating agreement with BNSF Railroad
•	4 million shares upon LVRE securing a railset of passenger cars either purchased or leased
•	4 million shares upon LVRE securing a haulage agreement from a reputable licensed rail operator such as Amtrak, Herzog or others
•	4 million shares upon LVRE operating its first train on the proposed route between Los Angeles & Las Vegas

This will leave Liberty with 37 million shares outstanding and our group will have 17.7 million or about 46% of the company, post completion of all milestones by LVRE.  This is the dilution for existing Liberty shareholders. Actually, this is substantially better than the dilution we would face if we were to just sell Liberty as a shell. There we would get maybe $250,000 in cash and 3% of the new company stock. Here, with LVRE, we have a 46% stake so if the LVRE can achieve it’s financial goals and becomes worth $100 million, then our share would be $46 million. That opportunity is just not possible with Liberty on its own anymore. We invite you to read the materials and we will be happy to answer any questions regarding the mechanics of this proposed transaction. Management has endorsed the acquisition of LVRE as set forth in the proxy.

Respectfully Yours,

/s/  Michael A. Barron
Michael A. Barron
CEO

LIBERTY CAPITAL ASSET MANAGEMENT, INC.
PROXY
 SPECIAL MEETING OF SHAREHOLDERS — JANUARY 21, 2010

The undersigned shareholder of Liberty Capital Asset Management,  Inc. (the “Company”) hereby appoints Michael A. Barron and Theresa Carlise and each of them as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all the common shares of the Company standing in the name of the undersigned at the close of business on November 24, 2009, at the Special Meeting of Shareholders of the Company to be held at the Company’s offices located at 2470 St. Rose Parkway, Suite 314, Henderson, Nevada 89074, at 9:00 a.m., local time, on the January 21, 2010, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

(Please fill in the reverse side and return promptly in the enclosed envelope.)
Please mark boxes [*] or [X] in blue or black ink.

(1)
To elect the following three directors of the Company to serve until the next annual meeting and until their successors are elected and qualified; -- Michael A. Barron, Joseph Cosio-Barron and Theresa Carlise. A vote FOR includes discretionary authority to vote for a substituted nominee if any of the nominees listed becomes unable to serve or for a good cause will not serve.

FOR All Nominees (except as shown to the right) ☐	WITHHOLD AUTHORITY to Vote for All Nominees ☐	(To withhold authority to vote for one or more nominees, print such nominee’s or nominees’ name(s) on the line below

(2)	To approve the Asset Purchase Agreement between Liberty Capital Asset Management, Inc. and Las Vegas Railway Express;

☐ For	☐ Against	☐ Abstain

(3)	To amend the Articles of Incorporation to effectuate a name change from Liberty Capital Asset Management, Inc. to Las Vegas Railway Express;

☐ For	☐ Against	☐ Abstain

(4)	To approve the adoption of the amended bylaws of the corporation changing the corporation’s primary business as amended in Proposal 2;

☐ For	☐ Against	☐ Abstain

(5)	To amend the Articles of Incorporation to increase the authorized common stock from 75,000,000 to 200,000,000;
☐ For	☐ Against	☐ Abstain

(6)	To ratify the appointment of Hamilton P.C., as independent auditors of the Company for the fiscal year ending March 31, 2010; and
☐ For	☐ Against	☐ Abstain

(7)	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

☐ For	☐ Against	☐ Abstain

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSALS.

[Sign, date and return the Proxy Card promptly using the enclosed envelope.]

SIGNATURE(S) should be exactly as name or names appear on this Proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated: __________________________

Signature

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Signature

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